NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Developing Markets Fund

Supplement dated December 10, 2015
to the Summary Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.  On December 9, 2015, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) approved the termination of The Boston Company Asset Management, LLC (“The Boston Company”) as subadviser to the NVIT Developing Markets Fund (the “Fund”) and approved the appointment of Lazard Asset Management LLC (“Lazard”) and Standard Life Investments (Corporate Funds) Limited (“Standard Life”) to subadvise the Fund.  This change is anticipated to take effect on or about February 1, 2016 (the “Effective Date”).

2.  As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities issued by companies that are tied economically to emerging market countries.  The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries.  Emerging market countries are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.  The Fund typically maintains investments in at least six countries at all times.  The Fund may invest in companies of any size, including smaller companies.

The Fund consists of two portions managed by different subadvisers.  Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis.  NFA has selected Lazard Asset Management LLC (“Lazard”) and Standard Life Investments (Corporate Funds) Limited (“Standard Life”) to subadvise different portions of the Fund because they approach investing in emerging market securities in a different manner from each other.

Lazard utilizes a flexible investment approach and engages in bottom-up, fundamental security analysis and selection.  Lazard may consider a security’s growth or value potential in managing its portion of the Fund.  Lazard may invest in securities of any market capitalization, although it typically invests in securities of companies with a market capitalization of $300 million or more.  The allocation of this portion’s assets among countries and regions may vary from time to time based on Lazard’s judgment and analysis of market conditions. Standard Life seeks to exploit market inefficiencies to identify companies that it believes to be undervalued.  Using a bottom-up approach to stock selection, Standard Life evaluates a company’s fundamentals relative to the overall market, and next seeks to exploit opportunities that may be generated when its assessment of a company’s fundamentals is inconsistent with the market’s expectations.  In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The information under the heading “Principal Risks” on page 2 of the Summary Prospectus is supplemented with the following:

Growth style risk – growth stocks are those issued by companies whose earnings the subadviser expects to grow consistently faster than those of other companies.  Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund’s performance may suffer and underperform other equity funds that use different investing styles.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadviser.  It is possible that the security selection process of one subadviser will not complement that of the other subadviser.  As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Value style risk – value stocks are those that the subadviser believes to be trading at prices that do not reflect the issuing company’s intrinsic value.  Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.  In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks.

c.	The information under the heading “Subadviser” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Subadvisers

Lazard Asset Management LLC (“Lazard”)
Standard Life Investments (Corporate Funds) Limited (“Standard Life”)

d.	The information under the heading “Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Lazard
Stephen Russell, CFA	Director, Portfolio Manager/Analyst	Since 2016
Thomas Boyle	Director, Portfolio Manager/Analyst	Since 2016
Paul Rogers, CFA	Director, Portfolio Manager/Analyst	Since 2016
Standard Life
Alistair Way	Head of Asian and Global Emerging Markets (GEM) Equities	Since 2016

3.  Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Lazard and Standard Life.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE